                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 18, 2004
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                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                           0-18863                    59-3392443
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(State or other jurisdiction          (Commission File             (IRS Employer
            of incorporation)              Number)           Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                          32250
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
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     On November 18, 2004, Armor Holdings, Inc. (the "Company") acquired The
Specialty Group, Inc. ("Specialty") pursuant to an Agreement and Plan of Merger, dated as of September 28, 2004 (the "Merger Agreement"), by and among the
Company, Specialty Acquisition Corp., an indirect wholly-owned subsidiary of the
Company, Specialty, and Joseph F. Murray, Jr. and John P. Sweeney, as the
Shareholders' Agent (as defined in the Merger Agreement). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the
Merger Agreement. Pursuant to the Merger Agreement, the Company paid
$92,000,000, subject to certain adjustments set forth therein, to acquire all of the issued and outstanding shares of capital stock of Specialty. After giving effect to the purchase price adjustments contemplated in the Merger Agreement, which included, among other things, the payment of substantially all of
Specialty's outstanding indebtedness, the Company paid $66,366,053.07 in the aggregate in cash at closing to the Exchange Agent (the "Exchange Fund") for distribution to the Shareholders, $10,000,000 to the Escrow Agent (the "Escrow
Amount") and $500,000 to the Shareholders Expense Escrow Agent (the
"Shareholders Expense Escrow Amount"). The Exchange Fund, the Escrow Amount and
the Shareholders Expense Escrow Amount will be distributed in accordance with the terms of the Exchange Agent Agreement, the Escrow Agreement and the
Shareholders Expense Escrow Agreement, respectively. The Escrow Amount was placed in escrow in order to secure the indemnification obligations of the
Shareholders to the Company, which amount will be released from escrow in tranches ending three years and sixty days from the closing date; provided, that no claims have been made by the Company. The Merger Agreement contains customary indemnification provisions which terminate at varying times unless the indemnified party has, before the expiration of a right to indemnification, provided notice of a claim for indemnification to the indemnifying party.
Pursuant to the Merger Agreement, Mr. Murray and Mr. Sweeney are authorized to take certain actions on behalf of the Shareholders.

     As of the date the Merger Agreement was executed through and including the closing date for the acquisition of Specialty by the Company, there was no material relationship, other than in respect of the transactions contemplated in the Merger Agreement, between the Shareholders, on the one hand, and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, on the other hand.

     The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Merger Agreement previously filed as Exhibit 2.1 to the Company's Form 8-K/A filed with the
Securities and Exchange Commission (the "Commission") on October 4, 2004, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
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     (c)  Exhibits.

          The following Exhibit is filed herewith as a part of this report:

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Exhibit            Description
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2.1                Agreement and Plan of Merger, dated as of September 28, 2004, by and among Armor Holdings, Inc., Specialty Acquisition
                   Corp., The Specialty Group, Inc., and Joseph F. Murray, Jr.
                   and John P. Sweeney, as the Shareholders' Agent (filed as
                   Exhibit 2.1 to the Company's Current Report on Form 8-K/A
                   filed with the Commission on October 4, 2004 and incorporated herein by reference).

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                                   SIGNATURES
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                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2004

                                 ARMOR HOLDINGS, INC.

                              By:/s/ Robert R. Schiller
                                 ---------------------------------------------
                                 Name:  Robert R. Schiller
                                 Title: President and Chief Operating Officer

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